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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2006

                              WESTBANK CORPORATION
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             (Exact name of registrant as specified in its charter)

         Massachusetts                  0-12784                04-2830731
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

   225 Park Avenue, West Springfield, Massachusetts              01089
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 747-1400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     At the 2006 Annual Meeting of Shareholders of Westbank Corporation (the "Company"), held on April 19, 2006, the shareholders of the Company voted to adopt the Westbank Corporation 2006 Equity Incentive Plan (the "Plan"). The Plan enables the Company to grant stock-based compensation to its directors, officers and key employees, in the form of incentive stock options, non-qualified stock options, restricted stock and performance-based restricted stock. The Plan also provides for performance-based cash awards. The Plan is administered by a committee appointed by the Board of Directors, consisting of the members of the Compensation Committee of the Company's Board of Directors. The administrative committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award, subject to certain restrictions set out in the Plan. The administrative committee also selects the people who may participate in the Plan. Any key employee, officer or non-employee director of the Company, or any subsidiary of the Company, may be selected to participate.

     With the adoption of the Plan, the 1996 Stock Incentive Plan and 2004 Recognition and Retention Plan will be terminated and a total of 170,000 shares of common stock will be reserved for the granting of new awards under this Plan. However, the actual number of shares reserved to the Plan also includes all of the options and other awards made by the Company which are still outstanding as of February 15, 2006 (collectively the "Prior Awards") to the extent that any such Prior Award expires, lapses or otherwise terminates for any reason without being exercised or settled in full, or if any shares subject to forfeiture or repurchase are forfeited or repurchased by the Company. Consequently, the maximum number of shares which may be granted under this Plan, assuming all Prior Awards actually do expire, terminate or otherwise lapse unexercised and are returned to the Plan's share reserve, equals 794,860.

     The foregoing summary of the Plan is qualified in its entirety by the full text of the Plan which is incorporated herein by reference from the Company's Definitive Proxy Statement for its 2006 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 14, 2006.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)      The following is filed with this Current Report on Form 8-K:

         Exhibit No.       Description
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         10.23             Westbank Corporation 2006 Equity Incentive Plan*

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         *  Filed as an Appendix to the Company's Definitive Proxy Statement for
            its 2006 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 14, 2006 and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 20, 2006         WESTBANK CORPORATION


                                    By:    /s/ Donald R. Chase
                                           -------------------------------------
                                    Name:  Donald R. Chase
                                    Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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10.23             Westbank Corporation 2006 Equity Incentive Plan*

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*  Filed as an Appendix to Westbank Corporation's Definitive Proxy Statement for
   its 2006 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 14, 2006 and incorporated herein by reference.